Allowance for Loan Losses - Schedule of Changes in Amortized Yield for PCI Loans (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Certain Loans Acquired in Transfer Not Accounted for as Debt Securities, Accretable Yield Movement Schedule [Roll Forward]
Balance at beginning of period	$ 225	$ 255
Acquisition of PCI loans	0	0
Accretion	(77)	(336)
Transfers from non-accretable to accretable	69	306
Balance at end of period	$ 217	$ 225